     As filed with the Securities and Exchange Commission on June 13, 1995

                                                 Registration No. 33 -__________
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                             --------------------

                                    FORM S-8

                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                             --------------------

                                TOM BROWN, INC.
             (Exact name of registrant as specified in its charter)

                     DELAWARE                                                   95-1949781
              (State or other jurisdiction of                                (I.R.S. Employer
               incorporation or organization)                                 Identification No.)

            508 WEST WALL STREET, SUITE 500
                      MIDLAND, TEXAS                                                79701
         (Address of principal executive offices)                                 (Zip Code)

                     TOM BROWN, INC. 1989 STOCK OPTION PLAN
                            (Full title of the plan)

                                DONALD L. EVANS
   Chairman of the Board of Directors, Chief Executive Officer and President
                           500 Empire Plaza Building
                             Midland, Texas  79701
                    (Name and address of agent for service)

                                  915-682-9715
         (Telephone number, including area code, of agent for service)

                                    Copy to:
                               Thomas W. Ortloff
                            Lynch, Chappell & Alsup
                          300 N. Marienfeld, Suite 700
                              Midland, Texas 7970l
                                 (915) 683-3351

                        CALCULATION OF REGISTRATION FEE

=================================================================================================================
                                                      Proposed               Proposed
                                                      Maximum                Maximum               Amount of
Title of Securities       Amount to be             Offering Price            Aggregate             Registration
  To Be Registered         Registered                 Per Share*           Offering Price*              Fee
- -----------------------------------------------------------------------------------------------------------------
Common Stock,
  $.10 par value             400,000                  $14.79                 $5,916,000              $2,040.00

- -----------------------------------------------------------------------------------------------------------------

* Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(c) based upon the average of the high and low prices of the Registrant's Common Stock as reported on the NASDAQ National Market System for June 9, 1995.

                            Exhibit Index on Page 6.

                      PURSUANT TO GENERAL INSTRUCTION "E"
                                  OF FORM S-8,
                        THE CONTENTS OF THE REGISTRANT'S
                      REGISTRATION STATEMENT NO. 33-42991
                      ARE HEREBY INCORPORATED BY REFERENCE


                                    PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


ITEM 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL

   The validity of the issuance of the Common Stock issuable upon exercise of the options has been passed upon for the Company by Lynch, Chappell & Alsup, a Professional Corporation, Midland, Texas. James M. Alsup, a shareholder in the firm of Lynch, Chappell & Alsup, is the Secretary of the Company and the beneficial owner of 10,000 shares of Common Stock of Registrant.


ITEM 8.  EXHIBITS

     Exhibit No.               Description
     -----------               -----------
          4.1  --      Certificate of Incorporation of Registrant
                       (Incorporated by reference to Exhibit No. 3.1 in the
                       Registrant's Form 8-B Registration Statement dated
                       July 15, 1987 and filed with the Securities and
                       Exchange Commission on July 17, 1987)

          4.2  --      Certificate of Amendment to the Certificate of
                       Incorporation of Registrant, as amended September 7,
                       1988 (Incorporated by reference to Exhibit No. 3.1
                       in the Registrant's Form 10-K Report dated June 27,
                       1989 and filed with the Securities and Exchange
                       Commission on June 29, 1989)

          4.3  --      Certificate of Amendment to the Certificate of
                       Incorporation of Registrant, as amended June 5, 1990
                       (Incorporated by reference to Exhibit No. 3.3 in the
                       Registrant's Form 10-K Report dated July 12, 1990
                       and filed with the Securities and Exchange
                       Commission on July 16, 1990)

          4.4  --      Bylaws of Registrant (Incorporated by reference to
                       Exhibit No. 3.2 in the Registrant's Form 8-B
                       Registration Statement dated July 15, 1987 and filed
                       with the Securities and Exchange Commission on July
                       17, 1987)

          4.5  --      Rights Agreement dated as of March 5, 1991 between
                       the Registrant and American Stock Transfer & Trust
                       Company (Incorporated by reference to Exhibit No.
                       4(a) in the Registrant's Form 8-K Report dated March
                       12, 1991 and filed with the Securities and Exchange
                       Commission on March 15, 1991)

        * 4.6  --      Registrant's 1989 Stock Option Plan, as amended

        * 5    --      Opinion of Lynch, Chappell & Alsup, a Professional
                       Corporation

        *23.1  --      Consent of Lynch, Chappell & Alsup (contained in
                       Exhibit 5)

        *23.2  --      Consent of Arthur Andersen LLP

        *24.1  --      Power of Attorney contained on Page 5 hereof

- --------------------
*  Filed herewith.

                                   SIGNATURES


            Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8, and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Midland, Texas, on June 9, 1995.


                                           TOM BROWN, INC.


                                           By: /s/ Donald L. Evans
                                               -------------------------------
                                               Donald L. Evans, Chairman of
                                               the Board of Directors, Chief
                                               Executive Officer and President

                               POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Donald L. Evans and R. Kim Harris and each of them, either one of whom may act without joinder of the other, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him in his name, place and stead, in any and all capacities, to sign any and all amendments to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them severally, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

            Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

     Signature                                Title                              Date
- --------------------                     ----------------                  ----------------
/s/ Donald L. Evans               Chairman of the Board of Directors,
- ----------------------------       Chief Executive Officer and President
Donald L. Evans                    (Principal Executive Officer)             June 9, 1995


/s/ R. Kim Harris                 Controller
- ----------------------------       (Principal Financial Officer)             June 9, 1995
R. Kim Harris


/s/ Thomas C. Brown               Director                                   June 9, 1995
- ----------------------------
Thomas C. Brown

/s/ William R. Granberry          Director                                   June 9, 1995
- ----------------------------
William R. Granberry

/s/ Henry Groppe                  Director                                   June 9, 1995
- ----------------------------
Henry Groppe

/s/ Edward W. LeBaron, Jr.        Director                                   June 9, 1995
- ----------------------------
Edward W. LeBaron, Jr.

/s/ James B. Wallace              Director                                   June 9, 1995
- ----------------------------
James B. Wallace

/s/ Robert H. Whilden, Jr.        Director                                   June 9, 1995
- ----------------------------
Robert H. Whilden, Jr.

                                 EXHIBIT INDEX


         Exhibit No.                  Description
         -----------                  -----------
              4.1  --      Certificate of Incorporation of Registrant
                           (Incorporated by reference to Exhibit No. 3.1 in the
                           Registrant's Form 8-B Registration Statement dated
                           July 15, 1987 and filed with the Securities and
                           Exchange Commission on July 17, 1987)

              4.2  --      Certificate of Amendment to the Certificate of
                           Incorporation of Registrant, as amended September 7,
                           1988 (Incorporated by reference to Exhibit No. 3.1
                           in the Registrant's Form 10-K Report dated June 27,
                           1989 and filed with the Securities and Exchange
                           Commission on June 29, 1989)

              4.3  --      Certificate of Amendment to the Certificate of
                           Incorporation of Registrant, as amended June 5, 1990
                           (Incorporated by reference to Exhibit No. 3.3 in the
                           Registrant's Form 10-K Report dated July 12, 1990
                           and filed with the Securities and Exchange
                           Commission on July 16, 1990)

              4.4  --      Bylaws of Registrant (Incorporated by reference to
                           Exhibit No. 3.2 in the Registrant's Form 8-B
                           Registration Statement dated July 15, 1987 and filed
                           with the Securities and Exchange Commission on July
                           17, 1987)

              4.5  --      Rights Agreement dated as of March 5, 1991 between
                           the Registrant and American Stock Transfer & Trust
                           Company (Incorporated by reference to Exhibit No.
                           4(a) in the Registrant's Form 8-K Report dated March
                           12, 1991 and filed with the Securities and Exchange
                           Commission on March 15, 1991)

            * 4.6  --      Registrant's 1989 Stock Option Plan, as amended

            * 5    --      Opinion of Lynch, Chappell & Alsup, a Professional
                           Corporation

            *23.1  --      Consent of Lynch, Chappell & Alsup (contained in
                           Exhibit 5)

            *23.2  --      Consent of Arthur Andersen LLP

            *24.1  --      Power of Attorney contained in Page 5 hereof

- --------------------
*  Filed herewith.